UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 20, 2007

TRUSTCASH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-49838 (Commission File Number)	94-3381088 (IRS Employer Identification Number)

Gregory Moss, Chief Executive Officer

400 Park Avenue, Suite 1420, New York, New York 10022

(Address of principal executive office) (Zip Code)

(800) 975-5196

(Company’s telephone number)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

_____________________________________________________________________________________

On December 20, 2007, Trustcash Holdings, Inc., a Delaware corporation (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with TCHH Acquisition Corp, a Nevada corporation and wholly-owned subsidiary of the Company (“TCHH”), and Paivis, Corp., a Nevada corporation (“Paivis”). The Merger Agreement provides that upon the terms and subject to the conditions set forth in the Merger Agreement, TCHH will merge with and into Paivis, with Paivis being the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

At the Effective Time (as defined below) of the Merger, pursuant to the terms of Paivis’ certificate of incorporation and the Merger Agreement, 100% of Paivis’ issued and outstanding common stock immediately prior to the Effective Time shall be exchanged with shares of the Company’s preferred stock as per the following:

(i)

Conversion Ratio. The Company will exchange one (1) Company preferred share (the “Issuable Shares”) for every five (5) shares of Paivis common stock issued and outstanding immediately prior to the Effective Time (the “Conversion Ratio”).

(ii)	Purchase Price. The Company is paying the equivalent of $0.65 in Issuable Shares for each Paivis common share (the “Purchase Price”).
(iii)

Conversion Ratio Calculation. The conversion ratio of 1 for 5 is based on the Purchase Price divided by the price/share of the Issuable Shares. Each Issuable Share has a fixed stated value of $3.25/share as per the preferred shares rights and preferences attached as Exhibit A of the Merger Agreement.

(iv)

Fractional Shares. In calculating the number of Issuable Shares to issue to each Paivis shareholder, general rounding principles should control the actual calculation, which shall result in no issuance of any fractional shares to the Paivis shareholders.

(v)

Misc. Upon such issuance of the Issuable Shares, all shares of Paivis common stock exchanged for Issuable Shares shall automatically be canceled and retired and shall cease to exist. Each holder of a certificate representing any such Paivis common stock shall, to the extent such certificate represents such Paivis common stock, cease to have any rights with respect to such Paivis common stock, except the right to receive the Issuable Shares allocable to the shares represented by such certificate upon surrender of such certificate in accordance with Section 1.09 of the Merger Agreement.

The Merger Agreement provides that the Issuable Shares have certain rights and preferences associated with their preferred share status. See Exhibit A of the Merger Agreement for the designation of the rights and preferences of the Issuable Shares.

The Merger Agreement provides that the Company shall file a registration statement with the Securities and Exchange Commission (the “Commission”) to register the Issuable Shares within ninety (90) days after issuance of the Issuable Shares. The Company shall use its best efforts to effect, as soon as practicable, such registration under the Securities Act of 1933, as amended (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of the Issuable Shares. The Company can give no assurance on the time period it may take to approve the registration of such shares, or that the Commission will ultimately declare the proposed registration statement covering those shares to be effective.

The Merger Agreement provides that the Issuable Shares will not be registered under the Securities Act, or the securities laws of any state, and absent an exemption from registration contained in such laws, cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) the registration statement with respect to such securities is declared effective under the Securities Act, or (ii) the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of the Securities Act is available.

The Merger Agreement provides that Company will make application for the listing of the Issuable Shares for trading on the exchange or quotation system that the Company’s common stock is then listed on or other senior exchange or quotation system that the Company plans to make application to list its common stock within ninety (90) days of the effectiveness of the registration of the Issuable Shares.

The Merger Agreement includes customary representations, warranties and covenants by Paivis, including, among others, covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, and (iii) not to solicit proposals relating to alternative business combination transactions. The Company and TCHH have also made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

The consummation of the Merger is subject to certain conditions, including (i) receipt of any necessary governmental approvals, (ii) approval of the Merger Agreement and the Merger by the stockholders of the Company and Paivis, (iii) absence of any law or order prohibiting the consummation of the Merger, (iv) certain exceptions, the accuracy of the representations and warranties made by Paivis, (v) the execution by the Company of an agreement for, and subsequent advancement of an equity or debt financing to the Company of up to ten million dollars ($10,000,000) but no less than seven million dollars ($7,000,000) on terms agreeable to both the Company and Paivis, and (vi) the delivery to the Company of audited financial statements of Paivis and its acquisition targets, AAAA Media Services, Inc, and Detroit Phone Cards, Inc.

The parties to the Merger Agreement have agreed to use their best efforts to consummate the transactions by January 31, 2008, or as soon thereafter as practicable (in any event, the “Effective Time”). In the event the transactions are not consummated by January 31, 2008, the Company or Paivis may terminate the Merger Agreement without any further liability owing to the other party. There can be no assurances that the Merger will be effected under the terms of the Merger Agreement or at all.

A copy of the Merger Agreement is filed as Exhibit 10 to this current report and is incorporated by reference herein. The foregoing summary of the Merger Agreement is qualified by the Merger Agreement in its entirety.

_____________________________________________________________________________________

ITEM 7.01	REGULATION FD DISCLOSURE.

_____________________________________________________________________________________

The information set forth under this Item 7.01, including Exhibit 10 and Exhibit 99 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto as Exhibit 10 is a press release issued by Paivis on December 20, 2007 regarding the parties’ execution of the Merger Agreement and attached as Exhibit 99 is the Merger Agreement.

_____________________________________________________________________________________

ITEM 9.01	Financial Statements and Exhibits

_____________________________________________________________________________________

(c)	The following exhibits are filed herewith:

Exhibit No.	Description

10	Agreement and Plan of Merger among Trustcash Holdings, Inc., TCHH Acquisition Corp., and Paivis, Corp. dated December 20, 2007.

99	Press release dated December 20, 2007.

_____________________________________________________________________________________

SIGNATURES

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trustcash Holdings, Inc.	Date

By: /s/ Gregory Moss	December 28, 2007

Name: Gregory Moss

Title: President and Chief Executive Officer

4